Privileged & Confidential New York, NY 485 Lexington Avenue, 10th Floor New York, NY, United States 10017 +1.212.818.1555 1 December 9, 2021 Mr. Perry Cunningham Chief Financial Officer High River Resources, LLC. 3838 Oak Lawn Ave., Suite 710 Dallas, TX 75219 and Guggenheim Securities, LLC 330 Madison Ave, 14th Floor New York, NY 10017 Independent Advisor's Report On Applying Agreed-Upon Procedures Ladies and Gentlemen: We have performed the procedures enumerated below, which were agreed to by the addressees (the "Specified Users"), with respect to the HRR Funding, LLC (the "Issuer") 2021-1 Securitization (the "Transaction"). High River Resources, LLC (together with any subsidiaries or affiliates, "HRR" or the "Company") is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings. The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose. Unless otherwise indicated, the following conventions have been adopted in presenting our procedures and findings: -The term "compared" means compared to, verified mathematical accuracy, if applicable, and found to be in agreement with, unless otherwise noted. - The term "recomputed" means calculated and found to be in agreement with, unless otherwise noted. Comparisons and Recomputations of Certain Well / Asset Attributes 1. On December 9, 2021, we were provided by the Company with a computer-generated data file which contained certain attributes, as delineated in Exhibit A, (the "Tape File" for 122 well / asset locations. Representatives of the Issuer non-statistically selected 40 wells / assets from the Tape File for detailed testing (the "Well Sample Units"). 2. For each of the Well Sample Units, we compared and/or recomputed the attributes listed in Exhibit A as per the Tape File to corresponding documents as identified in Exhibit A, all of which were provided by the Company. As summarized in attached Exhibit B, we noted one exception during our testing. Privileged & Confidential 2 We make no representations as to (i) the accuracy of the information set forth in the Tape file, (ii) the actual characteristics or existence of the underlying documents or data comprising the Tape File (other than with respect to the procedures described herein relating to the Well Sample Units) or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, or (iii) whether any of the documents provided to us by the Company or its representatives are comprehensive and valid instruments. Also, the procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Company's financial statements for any date or period. We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you. This report is intended solely for the information and use of the Specified Users and is not intended to be and should not be used by anyone other than the Specified Users without our prior consent. None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognize statistical rating organization. Privileged & Confidential 3 Exhibit A Agreed-Upon Procedures Using non-statistical sampling techniques, representatives of the Issuer will select 40 well / asset locations included in the Tape File and Ankura will perform the following procedures with respect to the below noted Tape File Fields Well Name: Agree to Well Name in "Well Names by API & First Prod Dates.xlsx" file. Well names are on the "Legal Well Name" tab. The well name consists of the lease name and well number. The PA-1 CO2 Flood and Routes 3-8 consist of multiple wells making up the asset name. For these seven asset items, well count was verified (excluding duplicates in the "Well Names by API & First Prod Dates" file). First Production Year: Agree to first production year in the "Well Names by API & First Prod Dates.xlsx". First production year is on the "Legal Well Name" tab. The PA-1 CO2 Flood and Routes 3-8 consist of multiple wells making up the asset name. For these seven asset items, first production date was averaged to create the Tape file value. Production year was verified (excluding duplicates in the "Well Names by API & First Prod Dates" file). Net Working Interest %: Agree to Net Working Interest % on the "AUP Selection Tie-out.xlsx" file. Net Working Interest % is on the "AUP Selections" tab. Routes 3-8 are on "San Juan Route NRI Calculations" file, "NRI & WI Calcs" tab. Allowable variance threshold of +/- 0.001%. Net Revenue Interest %: Agree to Net Revenue Interest % on the "AUP Selection Tie-out.xlsx" file. Net Revenue Interest % is on the "AUP Selections" tab. Routes 3-8 are on "San Juan Route NRI Calculations" file, "NRI & WI Calcs" tab. Allowable variance threshold of +/- 0.001%. Privileged & Confidential 4 Exhibit B One exception was noted during our testing procedures for Well Names. No exceptions were noted during our testing procedures for First Production Year, Net Working Interest % or Net Revenue Interest %.